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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):            November 23, 2005


                        Loral Space & Communications Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    1-14180               87-0748324
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  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

            600 Third Avenue                                     10016
           New York, New York
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:           (212) 697-1105

           -----------------------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

         On November 21, 2005 (the "Effective Date"), the Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, as modified (the "Plan") of Loral Space & Communications Ltd., a Bermuda company ("Old Loral"), and certain of its subsidiaries (the "Debtor Subsidiaries" and, collectively with Old Loral, the "Debtors") became effective under chapter 11 ("Chapter 11") of the United States Bankruptcy Code (the "Bankruptcy Code"). Pursuant to the Plan, on the Effective Date, (1) Old Loral transferred its assets and liabilities not discharged in the Chapter 11 cases to Loral Space & Communications Inc., a Delaware corporation and successor registrant to Old Loral under the Securities Exchange Act of 1934, as amended ("New Loral"), and its subsidiaries, and (2) the Debtors underwent certain restructuring transactions contemplated by the Plan and thereupon emerged from Chapter 11 of the Bankruptcy Code. The dissolution of Old Loral and Loral Licensing Ltd., a Bermuda company, under Bermuda law will be effected pursuant to winding up orders issued by the Supreme Court of Bermuda as soon as practicable after the Effective Date.

         Information regarding the Plan is contained in the Form 8-K filed by Old Loral on August 5, 2005, which is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ELECTION OF DIRECTORS

         On November 23, 2005, the following persons were nominated and elected to New Loral's Board of Directors, as contemplated by the Plan: Sai S. Devabhaktuni, Hal Goldstein, and Mark H. Rachesky.

         The following is biographical information regarding the new members of New Loral's Board of Directors:

         Mark H. Rachesky, M.D., 46--Dr. Rachesky is a co-founder and the President of MHR Fund Management LLC and affiliates, investment managers of various private investment funds that invest in distressed and deeply undervalued middle-market companies. Dr. Rachesky currently serves on the board of directors of Leap Wireless International, Inc., where he also serves as Non-Executive Chairman of the Board, Neose Technologies, Inc., Novadel Pharma Inc. and Emisphere Technologies, Inc. Dr. Rachesky holds an M.B.A. from the Stanford University School of Business, an M.D. from the Stanford University School of Medicine, and a B.A. from the University of Pennsylvania.

         Hal Goldstein, 39--Mr. Goldstein is a co-founder and managing principal of MHR Fund Management LLC and affiliates, investment managers of various private investment funds that invest in distressed and deeply undervalued middle-market companies. Mr. Goldstein serves on the board of directors of GF Health Products, Inc. Mr. Goldstein holds a J.D. from the Benjamin N. Cardozo School of Law and a B.A. from Yeshiva University.

         Sai S. Devabhaktuni, 34--Mr. Devabhaktuni is a managing principal of MHR Fund Management LLC and affiliates, investment managers of various private investment funds that invest in distressed and deeply undervalued middle-market companies. Mr. Devabhaktuni holds a B.S. from the Wharton School of the University of Pennsylvania.


COMMITTEE PARTICIPATION

         The following directors will be members of the Audit Committee of New Loral's Board of Directors: John D. Harkey, Jr., Arthur L. Simon and Michael B. Targoff.

         The following directors will be members of the Nominating Committee of New Loral's Board of Directors: Hal Goldstein, John D. Harkey, Jr., and Robert
B. Hodes.

         The following directors will be members of the Compensation Committee of New Loral's Board of Directors: Robert B. Hodes, Mark H. Rachesky, and Michael B. Targoff.


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         The following directors will be members of the Executive Committee of
New Loral's Board of Directors: Mark H. Rachesky, Bernard L. Schwartz and Michael B. Targoff.

ITEM 8.01 OTHER EVENTS

         On November 23, 2005, the Board established the Audit Committee of the Board. The Audit Committee has overall responsibility for reviewing the procedures, results and scope of New Loral's internal accounting and reporting practices and independent audits. The Committee must also prepare the report that SEC rules require be included in New Loral's annual proxy statement. The Board appointed John D. Harkey, Jr., Arthur L. Simon and Michael B. Targoff to serve as members of the Audit Committee with John D. Harkey, Jr. as Chairman of the Audit Committee. The Board also approved and adopted an Audit Committee Charter, a copy of which is attached hereto as Exhibit 99.2.

         On November 23, 2005, the Board established the Compensation Committee of the Board. The Compensation Committee has overall responsibility for approving and evaluating the compensation and stock incentive plans, policies and programs of New Loral for officers and other senior executives of the company. The Board appointed Robert B. Hodes, Mark H. Rachesky, and Michael B. Targoff to serve as members of the Compensation Committee with Mark H. Rachesky as Chairman of the Compensation Committee. The Board also approved and adopted a Compensation Committee Charter, a copy of which is attached hereto as Exhibit 99.3.

         On November 23, 2005, the Board established the Nominating Committee of the Board. The Nominating Committee has overall responsibility to assist the Board in (i) identifying individuals qualified to become members of the Board (consistent with criteria approved by the Board) and (ii) selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders. The Board appointed Hal Goldstein, John D. Harkey, Jr., and Robert B. Hodes to serve as members of the Nominating Committee with Hal Goldstein as Chairman of the Nominating Committee. The Board also approved and adopted a Nominating Committee Charter, a copy of which is attached hereto as
Exhibit 99.4.

         On November 23, 2005, the Board established the Executive Committee of the Board. The Executive Committee shall consult with and advise the officers of New Loral in the management of its business. The Board appointed Mark H. Rachesky, Bernard L. Schwartz and Michael B. Targoff to serve as members of the Executive Committee, with Michael B. Targoff as Chairman of the Executive Committee.

         On November 23, 2005, the Board adopted a code of conduct in order to codify its baseline standards of conduct to be adhered to by all employees, officers, and directors of New Loral, a copy of which is attached hereto as
Exhibit 99.5.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                Description
-----------                -----------
99.2                       Audit Committee Charter

99.3                       Compensation Committee Charter

99.4                       Nominating Committee Charter

99.5                       Code of Conduct


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Loral Space & Communications Inc.

November 23, 2005                 By: /s/ Avi Katz
                                      ------------------------------------------
                                      Name: Avi Katz
                                      Title: Vice President, General Counsel and
                                      Secretary


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                                  Exhibit Index

Exhibit No.                Description
-----------                -----------
99.2                       Audit Committee Charter

99.3                       Compensation Committee Charter

99.4                       Nominating Committee Charter

99.5                       Code of Conduct


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